UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 7, 2005

                               Shoe Pavilion, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                0-23669              94-3289691
(State or Other Jurisdiction    (Commission           (IRS Employer
      of Incorporation)         File Number)        Identification No.)


                     1380 Fitzgerald Drive, Pinole CA 94564
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 510-222-4405


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Item 2.02.  Results of Operations and Financial Condition.

      On July 7, 2005, the Company issued a press release announcing an 8.2% increase in comparable store sales for the second quarter 2005.

A copy of the Company's July 7, 2005 press release is attached hereto as Exhibit 99.1.



Item 9.01. Financial Statements and Exhibits

(c ) Exhibits

Number   Exhibit
------   -------
99.1     Press Release issued July 7, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Shoe Pavilion, Inc.
                              (Registrant)


Date July 7, 2005             By       /s/ John D. Hellmann
                                  ------------------------------------------
                                           John D. Hellmann
                                  Vice President and Chief Financial Officer